Reprinted by permission of Morningstar. April 13, 2006 1-4VMV3	www.morningstar.com
Release date 06-30-2006

Gateway
Performance 06-30-2006

Quarterly Returns	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total %
2004	1.22	1.59	0.30	3.71	6.95
2005	0.70	1.88	1.60	0.41	4.66
2006	3.24	0.88	—	—	4.15

Trading Returns	1 Yr	3 Yr	5 Yr	10 Yr	Incept
Std Monthly	6.25	—	3.89	6.70	9.04
Std Quarterly	6.25	—	3.89	6.70	9.04
Total Return	6.25	7.13	3.89	6.70	9.04
+/- S&P 500	-2.38	-4.09	1.40	-1.62	—
+/- Rus 3000	-3.31	-5.43	0.36	-1.82	—
% Rank Cat	55	47	67	100	—
No. in Cat	60	52	28	5	—
7-day Yield	—

Performance Disclosure
The Overall Morningstar Rating is based on risk-adjusted returns, derived from a weighted average of the three, five, and ten-year (if applicable) Morningstar metrics.
The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate thus an investor’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be lower or higher than return data quoted herein. For performance data current to the most recent month end, please call 800-354-6339 or visit www.gatewayfund.com.
Fees and Expenses

Sales Charges
Front-End Load %	NA
Deferred Load %	NA

Fund Expenses
Management Fees %	0.57
12b1 Expense %	0.35
Prospectus Gross Exp Ratio %	0.95
Risk and Return Profile

	3 Yr	5 Yr	10 Yr
	52 funds	28 funds	5 funds
MorningstarRatingTM	3 *	3 *	—
Morningstar Risk	-Avg	Avg	—
Morningstar Return	Avg	Avg	—

	3 Yr	5 Yr	10 Yr
Standard Deviation	2.87	7.26	6.61
Mean	7.13	3.89	6.70
Sharpe Ratio	1.52	0.25	0.46

	Standard Index	Best Fit Index
MPT Statistics	S&P 500	Mstar Small C
Alpha	1.71	0.93
Beta	0.32	0.19
R-Squared	74.00	82.00

12-Month Yield	—
30-day SEC Yield	—
Potential Cap Gains Exp	11.00% Assets
Portfolio Analysis 12-31-2005

Equity Style

Portfolio	Port	Rel	Rel
Statistics	Avg	Index	Cat
P/E Ratio TTM	16.6	1.00	0.95
P/C Ratio TTM	10.0	0.92	0.99
P/B Ratio TTM	2.7	1.00	1.08
Geo Avg Mkt	38510	0.82	3.31
Cap Smil

Fixed-Income Style

Avg Eff Duration	—
Avg Eff Maturity	—
Avg Credit Quality	—
Avg Wtd Coupon	—
Avg Wtd Price	—

Credit Analysis 06-30-2006	Bond %
US Government	—
AAA	—
AA	—
A	—
BBB	—
BB	—
B	—
Below B	—
NR/NA	—

Regional Exposure	Stocks %	Rel S&P 500
Americas	95.7	0.96
Greater Europe	3.9	—
Greater Asia	0.4	—

Share Chg	Share	313 Total Stocks	% Net
Since	Amount	0 Total Fixed-Income	Assets
09-30-2005		15 % Turnover Ratio
	2 mil	ExxonMobil	3.56
	3 mil	General Electric	3.53
	2 mil	Citygroup	2.92
	2 mil	Microsoft	2.40
	1 mil	Bank of America	2.35
	709,300	Altria Group	2.01
	793,251	Procter & Gamble	1.74
	737,722	Johnson & Johnson	1.68
	2 mil	Pfizer	1.66
	1 mil	J. P. Morgan Chase & Co.	1.65
	2 mil	Intel	1.58
	527,186	American International Group	1.36
	2 mil	Bristol-Myers Squibb	1.35
	1 mil	AT&T	1.25
	638,650	Wal-Mart Stores	1.13

Sector Weightings	Stocks %	Rel S&P 500
Information Economy	17.2	0.88
Software	3.7	1.19
Hardware	8.2	0.85
Media	1.4	0.38
Telecommunication	3.9	1.22
Service Economy	45.5	0.98
Healthcare Services	11.5	0.93
Consumer Services	7.3	0.91
Business Services	3.1	0.66
Financial Services	23.6	1.10
Manufacturing Economy	37.2	1.09
Consumer Goods	10.2	1.20
Industrial Goods	13.0	1.03
Energy	9.3	0.94
Utilities	4.7	1.57

Operations

Family:	Gateway
Manager:	Rogers, J. Patrick
Tenure:	11.7 Years
Objective:	Growth and Income
Ticker:	GATEX
Minimum Intitial Purchase:	$1,000
Minimum IRA Purchase:	$500
Min Auto Investment Plan:	$1,000
Purchase Constraints:	NA

© 2006 Morningstar, Inc All rights reserved. The information, data, analyses and opinions contained herein (1) include the confidential and proprietary information of Morningstar, (2) may not be copied or redistributed, (3) do not constitute investment advice offered by Morningstar, (4) are provided solely for informational purposes and therefore are not an offer to buy or sell a security and (5) are not warranted to be correct, complete or accurate. Except as otherwise required by law, Morningstar shall not be responsible for any trading decisions, damages or other losses resulting from, or related to, this information, data, analyses or opinions or their use. This report is supplemental sales literature. If applicable it must be preceded or accompanied by a prospectus, or equivalent, and disclosure statement.

Reprinted by permission of Morningstar. April 13, 2006 1-4VMV3	www.morningstar.com
Analyst Report
by Dan McNeela, CFA
Morningstar’s Take I 04-13-06
Gateway fund has a new home, but its risk/reward profile is as attractive as ever.
This fund moved into Morningstar’s new long-short category when the category was first rolled out in March 2006. The fund doesn’t have any true peers, but it fits fairly well in this category given its desire to hedge away much of the market’s overall risk.
Manager Patrick Rogers invests the fund’s assets in a large-cap portfolio that has a dividend bias but ends up behaving similarly to the S&P 500. The bulk of the returns, however, come from the options that the fund buys and sells. Using the underlying portfolio as collateral, the fund sells call options on the S&P 500 to generate immediate income. In this sense, the fund locks in guaranteed income while giving up the potential return of the underlying basket of stocks. To protect against losses in the underlying portfolio, the fund uses some of that income to buy put options that act as a form of portfolio insurance.
Unlike most offerings in the category, the fund doesn’t short individual stocks or indexes. But its put options increase in value when the market loses ground, giving the fund a similar profile.
The fund has lost ground during extended down markets. That happens because it buys out of the money put options, which don’t start providing protection until the market drops by a specified amount. The fund can also limp along during periods of low volatility because revenue from selling call options is lower during those periods.
But generally, this fund is a steady option for getting exposure to the market. It won’t hit home runs, but it won’t strike out much either. It’s also encouraging to see the fund’s costs come down. Most recently, its expense ratio fell to 0.95%, which makes the fund one of the few reasonably priced options in this eclectic category.
We continue to believe this fund will serve investors well.
Dan McNeela is an analyst with Morningstar.com.

Year	Total Return (%)	+/-Category
YTD	4.15	0.46
2006	—	—
2005	4.66	0.31
2004	6.95	1.33
2003	11.61	1.64
Data through 06-30-2006
Morningstar Rating
***
Kudos
Management’s unique approach gives the fund a chance to perform well when the stock market is flat.
This fund’s tax efficiency is superior to its peers because 60% of income from equity options is taxed at long-term rates.
Risks
Because it sells off nearly all of the upside potential from its stocks, the fund won’t register huge gains.
The fund can lose money during a steadily declining market, as it did in 2002.
A move to increase dividend yield creates the risk that the fund’s underlying stock portfolio won’t completely cover its S&P 500 call options.
Strategy
The fund makes money by selling index call options. To cover the call options, the fund owns a broadly diversified portfolio of stocks that resemble the S&P 500. When stock prices go up, the fund’s ownership of stocks compensates for losses on call options. To protect the fund from large losses in a declining market, management buys index put options.
Management
Patrick Rogers has run the fund since 1994. Gateway has me trader and three other portfolio managers who work with Rogers to set its option strategy.
Inside Scoop
This conservative fund holds a broadly diversified basket of stocks and then sells index call options against these stocks. That strategy limits its upside but gives it a chance to make money when the market is flat. Buying index put options helps limit its losses.
Role in Portfolio
Core.

Gateway Fund
Visit our website at
www.gatewayfund.com
Average Annual Total Returns
As of June 30, 2006

One Year	6.25%
Five Years	3.89%
Ten Years	6.70%
From January 1, 1988	9.01%
For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The Gateway Fund was rated against the following numbers of long short funds over the following time periods as of June 30, 2006: 52 funds overall, 52 funds in the last three years and 28 funds in the last five years. With respect to these long-short funds, the Gateway Fund received a Morningstar Rating of three stars overall, three stars for the three-year period and three stars for the five-year period.
Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.
Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.
Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.
Data Source: Gateway Investment Advisers, L.P.

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